                                                               Exhibit (h)(1)(i)
                                                               -----------------
                     Schedule to Administration Agreement
                           as of September 28, 2001

                                                     Fee Rate:
                                                     --------
                              Institutional and
                            Administrative Classes              Classes A, B & C
                            ----------------------              ----------------

--------------------------------------------------------------------------------------------------------------------
                                           Core                                   Core
                                           ----                                   ----
 Fund                                      Expenses*      Other        Total      Expenses*      Other     Total**
 ----                                      ---------      -----        -----      ---------      -----     -------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 PIMCO Capital Appreciation                 0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Mid-Cap                              0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Micro-Cap                            0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Renaissance                          0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Select Growth                        0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Growth                               0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Target                               0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Opportunity                          0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Innovation                           0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Value                                0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Small-Cap Value                      0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 PIMCO Mega-Cap                             0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 Allianz Select International               0.15           0.35         0.50       0.15           0.55      0.70
--------------------------------------------------------------------------------------------------------------------
 PIMCO Structured Emerging Markets          0.15           0.35         0.50       0.15           0.50      0.65
--------------------------------------------------------------------------------------------------------------------
 PIMCO Tax-Efficient Structured             0.15           0.35         0.50       0.15           0.50      0.65
  Emerging Markets
 -------------------------------------------------------------------------------------------------------------------
 PIMCO Tax-Efficient Equity                 0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
 NFJ Equity Income                          0.10           0.15         0.25        n/a            n/a       n/a
--------------------------------------------------------------------------------------------------------------------
 NFJ Value                                  0.10           0.15         0.25        n/a            n/a       n/a
--------------------------------------------------------------------------------------------------------------------
 NFJ Value 25                               0.10           0.15         0.25        n/a            n/a       n/a
--------------------------------------------------------------------------------------------------------------------
 PIMCO Global Innovation                    0.15           0.25         0.40       0.15           0.45      0.60
--------------------------------------------------------------------------------------------------------------------
 PIMCO Growth & Income                      0.10           0.15         0.25       0.10           0.40      0.50
--------------------------------------------------------------------------------------------------------------------
 PIMCO Select Value                         0.10           0.15         0.25       0.10           0.40      0.50
--------------------------------------------------------------------------------------------------------------------
 PIMCO Healthcare Innovation                0.10           0.15         0.25       0.10           0.40      0.50
--------------------------------------------------------------------------------------------------------------------
 PIMCO International Growth                 0.15           0.35         0.50       0.15           0.55      0.70
--------------------------------------------------------------------------------------------------------------------
 PIMCO Emerging Countries                   0.15           0.35         0.50       0.15           0.55      0.70
--------------------------------------------------------------------------------------------------------------------
 PIMCO Pacific Rim                          0.15           0.35         0.50       0.15           0.55      0.70
--------------------------------------------------------------------------------------------------------------------
 PIMCO Latin America                        0.15           0.35         0.50       0.15           0.55      0.70
--------------------------------------------------------------------------------------------------------------------
 PIMCO Worldwide Growth                     0.15           0.25         0.40       0.15           0.45      0.60
--------------------------------------------------------------------------------------------------------------------
 PIMCO Global Health Care                   0.15           0.25         0.40       0.15           0.45      0.60
--------------------------------------------------------------------------------------------------------------------
 PIMCO Large-Cap Growth                     0.10           0.15         0.25       0.10           0.30      0.40
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 PIMCO Funds Asset Allocation Series
 -----------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        90/10 Portfolio                                    0.05         0.10                      0.15      0.05
--------------------------------------------------------------------------------------------------------------------
        60/40 Portfolio                                    0.05         0.10                      0.15      0.05
--------------------------------------------------------------------------------------------------------------------
        30/70 Portfolio                                    0.05         0.10                      0.15      0.05
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              Core                                        Core
                                              ----                                        ----
 Fund                                         Expenses*          Other         Total      Expenses*    Other    Total**
 ----                                         ---------          -----         -----      ---------    -----    -------
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Funds
----------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Large Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Tax Managed Growth
  Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM MidCap Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Small Cap Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Biotechnology Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Balanced Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Equity Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Small Cap Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Technology
  Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Health Care Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM International Growth
  Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Emerging Markets
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Europe Fund
---------------------------------------------------------------------------------------------------------------------------
 PIMCO RCM Large Cap Select
  Fund
---------------------------------------------------------------------------------------------------------------------------


___________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
**   The Total fee rate for Class A, B and C shares shall be reduced by 0.05%
per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.

                                Class D Shares
                                --------------

-----------------------------------------------------------------------------------------------------------
                                                      Core
 Fund                                                 Expenses*             Other              Total
 ----                                                 ---------             -----              -----
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PIMCO Capital Appreciation                            0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Mid-Cap                                         0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Renaissance                                     0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Growth                                          0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Innovation                                      0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Value                                           0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Tax-Efficient Equity                            0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Select Growth                                   0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Opportunity                                     0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Small-Cap Value                                 0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 PIMCO Global Innovation                               0.15                  0.70               0.85
-----------------------------------------------------------------------------------------------------------
 PIMCO Target                                          0.10                  0.55               0.65
-----------------------------------------------------------------------------------------------------------
 Allianz Select International                          0.15                  0.80               0.95
-----------------------------------------------------------------------------------------------------------
 PIMCO Select Value                                    0.10                  0.65               0.75
-----------------------------------------------------------------------------------------------------------
 PIMCO Growth & Income                                 0.10                  0.65               0.75
-----------------------------------------------------------------------------------------------------------
 PIMCO Healthcare Innovation                           0.10                  0.65               0.75
-----------------------------------------------------------------------------------------------------------
 PIMCO International Growth                            0.15                  0.80               0.95
-----------------------------------------------------------------------------------------------------------
 PIMCO Emerging Countries                              0.15                  0.80               0.95
-----------------------------------------------------------------------------------------------------------
 PIMCO Pacific Rim                                     0.15                  0.80               0.95
-----------------------------------------------------------------------------------------------------------
 PIMCO Latin America                                   0.15                  0.80               0.95
-----------------------------------------------------------------------------------------------------------
 PIMCO Worldwide Growth                                0.15                  0.70               0.85
-----------------------------------------------------------------------------------------------------------
 PIMCO Global Health Care                              0.15                  0.70               0.85
-----------------------------------------------------------------------------------------------------------
 PIMCO Large-Cap Growth                                0.10                  0.65               0.75
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Funds
----------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Tax Managed Growth Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM MidCap Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Small Cap Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Biotechnology Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Balanced Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Equity Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Small Cap Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Technology Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Global Health Care Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM International Growth Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Europe Fund
-----------------------------------------------------------------------------------------------------------
 PIMCO RCM Large Cap Select Fund
-----------------------------------------------------------------------------------------------------------

_________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.